                                                                    EXHIBIT 10.3


               AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT
               ------------------------------------------------


          AMENDMENT NO. 1 to the REGISTRATION RIGHTS AGREEMENT, dated as of January 31, 1997 (the "Effective Date"), between Exigent Diagnostics, Inc., a Delaware corporation (the "Company"), Exigent Partners, L.P., a Delaware limited partnership (the "Partnership"), W. Vickery Stoughton ("Stoughton"), Thomas H. Grove ("Grove"), Kenneth B. Asarch ("Asarch"), William S. Knight ("Knight"), Donald S. Wong ("Wong"), Ashok K. Sawhney ("Sawhney") and Philip B. Smith ("Smith") (the Partnership and each of the foregoing listed individuals is a "Stockholder"; collectively, are the "Stockholders") ("Amendment No. 1").


                             W I T N E S S E T H:
                             - - - - - - - - - -

          WHEREAS, the Company and the Stockholders entered into a Registration Rights Agreement dated December 4, 1996 whereby the Company agreed to register shares of common stock, par value $.01 per share (the "Common Stock") of the Company (the "Shares") held by the Stockholders under certain conditions;

          WHEREAS, the Company and the Stockholders desire to enter into this Amendment No. 1 to correct certain scrivener errors contained in the Registration Rights Agreement,

          NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in the Registration Rights Agreement and this Amendment No. 1, the parties hereby agree as follows:

          1.   Amendments to Registration Rights Agreement.  The Registration
               -------------------------------------------
Rights Agreement is hereby amended as follows:

               (a) The fifth WHEREAS clause of the Registration Rights Agreement is amended to read, in its entirety, as follows:

               "WHEREAS, the Company intends to undertake a 7,422.775 for one stock split and, thereafter, the offer and sale of an additional 7,500,000 shares of Common Stock (exclusive of an option by the Company to offer and sell an additional 1,125,000 shares of Common Stock solely to cover over subscriptions) pursuant to a private placement memorandum contemplated by a letter of intent with Spencer Trask Securities Incorporated (the "Memorandum");"

               (b) Exhibit A of the Registration Rights Agreement is amended to read, in its entirety, as follows:
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                                   EXHIBIT A
                                   ---------

           Name of Shareholder           Number of Shares of Common Stock
           -------------------           --------------------------------

           Exigent Partners, L.P.             2,899,522*
           W. Vickery Stoughton               1,951,670
           Thomas A. Grove                      961,249
           Kenneth B. Asarch                    137,544
           William S. Knight                    103,177
           Donald S. Wong                       103,177
           Ashok K. Sawhney                     103,177
           Phillip B. Smith                     225,484*

           ________________________________
                * Subject to reduction pursuant to certain call rights contained in Subscription Agreements executed by them and the Company."

          2.   Full Force and Effect.  This Amendment No. 1 shall be deemed
               ---------------------
effective as of the date hereof. Except as expressly amended hereby, the Subscription Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof.

          3.   Arbitration.  Any controversy or claim arising out of or relating
               -----------
to this Amendment No. 1 or the Registration Rights Agreement, or the breach thereof, shall be settled by arbitration in accordance with the Rules of the American Arbitration Association in effect at the time such arbitration is instituted. The arbitration panel shall be composed of three arbitrators, one of whom shall be chosen by the Company, one of whom shall be chosen by the Stockholders, and one of whom shall be chosen by the two arbitrators previously designated. If both or either of the Company and/or the Stockholders fails to choose an arbitrator within fourteen (14) calendar days after receiving notice of commencement of arbitration or if the two arbitrators fail to choose a third arbitrator within fourteen (14) calendar days of their appointment, such arbitrators shall be chosen by the American Arbitration Association. Unless the parties to the arbitration shall otherwise agree to a different place of arbitration, the place of arbitration shall be New York, New York. The arbitration award shall be final and binding upon the parties thereto and may be entered in any court having jurisdiction. Each party shall bear (i) its own expenses in connection with such arbitration and (ii) one-half of the fees and expenses of the American Arbitration Association and all arbitrators unless any arbitration award shall contain otherwise provide.

          4.   Counterparts.  This Amendment No. 1 may be executed
               ------------
(including by facsimile) in two or more counterparts, each of which for all purposes shall be deemed to be an original and all of which together shall constitute the same agreement.

                                      -2-
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          IN WITNESS WHEREOF, the Company and the Stockholders have duly caused this Amendment No. 1 to be duly executed as of the day and year first above written.

                     EXIGENT DIAGNOSTICS, INC.


                     By: /s/ W. Vickery Stoughton
                        ---------------------------------------
                        W. Vickery Stoughton
                        Chairman and Chief Executive Officer

                     EXIGENT PARTNERS, L.P.


                     By: /s/ K. Kimberlin
                        ---------------------------------------
                        Kevin Kimberlin, General Partner


                     /s/ W. Vickery Stoughton
                     ------------------------------------------
                     W. VICKERY STOUGHTON


                     /s/ Thomas H. Grove
                     ------------------------------------------
                     THOMAS H. GROVE


                     /s/ Kenneth B. Asarch
                     ------------------------------------------
                     KENNETH B. ASARCH


                     /s/ William S. Knight
                     ------------------------------------------
                     WILLIAM S. KNIGHT


                     /s/ Donald Wong
                     ------------------------------------------
                     DONALD S. WONG


                     /s/ A. K. Sawhney
                     ------------------------------------------
                     ASHOK K. SAWHNEY



                     /s/ Philip B. Smith
                     ------------------------------------------
                     PHILIP B. SMITH

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